UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

Apptigo International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-186330	99-0382426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
61 Venetian Way Suite 33B Miami Beach, FL 33133
(Address of principal executive offices)

Registrant’s telephone number, including area code: (844-277-8446)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated April 23, 2014, from Cutler & Co., LLC

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Apptigo International, Inc.

Date: April 23, 2014	By:	/s/ Casey Cordes
Casey Cordes, Chief Executive Officer

	By:	/s/ David Steinberg
David Steinberg, President and Treasurer